                                                                   EXHIBIT 99.1

                             LETTER OF TRANSMITTAL

                            To Tender for Exchange

                   8 7/8% Senior Subordinated Notes due 2012

                                      of

                                ROUNDY'S, INC.

              Pursuant to the Prospectus Dated August [  ], 2002


 THE EXCHANGE OFFER AND WITHDRAWAL RIGHTS WILL EXPIRE AT 5:00 P.M., NEW YORK
 CITY TIME, ON [                ], 2002 UNLESS EXTENDED (THE "EXPIRATION DATE").


                PLEASE READ CAREFULLY THE ATTACHED INSTRUCTIONS

If you desire to accept the Exchange Offer, this Letter of Transmittal should be completed, signed and submitted to the Exchange Agent:

                           BNY Midwest Trust Company
                            (the "Exchange Agent")

             By Overnight Courier or
               Registered/Certified
               Mail:                            By Hand:

               The Bank of New York       The Bank of New York
             101 Barclay Street--7 East 101 Barclay Street--7 East
             New York, New York 10286   New York, New York 10286
             Attention: Diane Amoroso,  Corporate Trust Services
                  Corporate Trust                Window
                     Department,        Attention: Diane Amoroso,
                Reorganization Unit        Reorganization Unit

              Facsimile Transmission:   For Information Telephone:
                  (212) 298-1915             (212) 815-3758

                Confirm Receipt of
               Facsimile by Telephone:
                  (212) 815-3758

   Delivery of this Letter of Transmittal to an address other than as set forth above will not constitute a valid delivery.

   For any questions regarding this Letter of Transmittal or for any additional information, you may contact the Exchange Agent by telephone at (212) 815-[5920], or by facsimile at (212) 815-[6339].

   The undersigned hereby acknowledges receipt of the Prospectus dated
[        ], 2002 (the "Prospectus") of Roundy's, Inc., a Wisconsin corporation
(the "Issuer"), and this Letter of Transmittal (the "Letter of Transmittal"), that together constitute the Issuer's offer (the "Exchange Offer") to exchange $1,000 in principal amount of its 8 7/8% Senior Subordinated Notes due 2012 Series B ("Exchange Notes") which have been registered under the Securities Act of 1933, as amended (the "Securities Act"), pursuant to a Registration Statement, for each $1,000 in principal amount of its outstanding 8 7/8% Senior Subordinated Notes due 2012 ("Notes") of which $225,000,000 aggregate principal amount is outstanding. Capitalized terms used but not defined herein have the meanings ascribed to them in the Prospectus.

   The undersigned hereby tenders the Notes described in Box 1 below (the "Tendered Securities") pursuant to the terms and conditions described in the Prospectus and this Letter of Transmittal. The undersigned is the registered owner of all the Tendered Securities and the undersigned represents that it has received from each beneficial owner of the Tendered Securities ("Beneficial Owners") a duly completed and executed form of "Instruction to Registered Holder and/or Book-Entry Transfer Facility Participant from Beneficial Owner" accompanying this Letter of Transmittal, instructing the undersigned to take the action described in this Letter of Transmittal.

   Subject to, and effective upon, the acceptance for exchange of the Tendered Securities, the undersigned hereby exchanges, assigns and transfers to, or upon the order of, the Issuer all right, title, and interest in, to and under the Tendered Securities.

   Please issue the Exchange Notes exchanged for Tendered Securities in the name(s) of the undersigned. Similarly, unless otherwise indicated under "Special Delivery Instructions" below (Box 3), please send or cause to be sent the certificates for the Exchange Notes (and accompanying documents, as appropriate) to the undersigned at the address shown below in Box 1.

   The undersigned hereby irrevocably constitutes and appoints the Exchange Agent as the true and lawful agent and attorney in fact of the undersigned with respect to the Tendered Securities, with full power of substitution (such power of attorney being deemed to be an irrevocable power coupled with an interest), to (i) deliver the Tendered Securities to the Issuer or cause ownership of the Tendered Securities to be transferred to, or upon the order of, the Issuer, on the books of the registrar for the Notes and deliver all accompanying evidences of transfer and authenticity to, or upon the order of, the Issuer upon receipt by the Exchange Agent, as the undersigned's agent, of the Exchange Notes to which the undersigned is entitled upon acceptance by the Issuer of the Tendered Securities pursuant to the Exchange Offer, and (ii) receive all benefits and otherwise exercise all rights of beneficial ownership of the Tendered Securities, all in accordance with the terms of the Exchange Offer.


   The undersigned acknowledges that tenders of Notes pursuant to the procedures described under the caption "The Exchange Offer" in the Prospectus and in the instructions hereto will constitute a binding agreement between the undersigned and the Issuer upon the terms and subject to the conditions of the Exchange Offer, subject only to withdrawal of such tenders on the terms set forth in the Prospectus under the caption "The Exchange Offer--Withdrawal of Tenders." All authority herein conferred or agreed to be conferred shall survive the death or incapacity of the undersigned and any Beneficial Owner(s), and every obligation of the undersigned or any Beneficial Owner(s) hereunder shall be binding upon the heirs, representatives, successors, and assigns of the undersigned and such Beneficial Owner(s).


   The undersigned hereby represents and warrants that the undersigned has full power and authority to tender, exchange, assign, and transfer the Tendered Securities and that the Issuer will acquire good and unencumbered title thereto, free and clear of all liens, restrictions, charges, encumbrances, and adverse claims when the Tendered Securities are acquired by the Issuer as contemplated herein. The undersigned and each Beneficial Owner will, upon request, execute and deliver any additional documents reasonably requested by the Issuer or the Exchange Agent as necessary or desirable to complete and give effect to the transactions contemplated hereby.

   The undersigned hereby represents and warrants that the information set forth in Box 2 is true and correct.

   By accepting the Exchange Offer, the undersigned hereby represents and warrants that (i) the Exchange Notes to be acquired by the undersigned and any Beneficial Owner(s) in connection with the Exchange Offer are being acquired by the undersigned and any Beneficial Owner(s) in the ordinary course of business of the undersigned and any Beneficial Owner(s), (ii) the undersigned and each Beneficial Owner are not participating, do not intend to participate, and have no arrangement or understanding with any person to participate, in the distribution of the Exchange Notes, (iii) except as otherwise disclosed in writing herewith, neither the undersigned nor any Beneficial Owner is an "affiliate," as defined in Rule 405 under the Securities Act, of the Issuer,
(iv) that the undersigned is not a broker-dealer tendering securities directly acquired from the Issuer for its own account, and (v) the undersigned and each Beneficial Owner acknowledge and agree that any person participating in the Exchange Offer with the intention or for the purpose of distributing the Exchange Notes must comply with the registration and prospectus delivery requirements of the Securities Act of 1933, as amended (together with the rules and regulations promulgated thereunder, the "Securities Act"), in connection with a secondary resale of the Exchange Notes acquired by such person and cannot rely on the position of the Staff of the Securities and Exchange Commission (the "Commission") set forth in the no-action letters that are discussed in the section of the Prospectus entitled "The Exchange Offer--Resale of the Exchange Notes."

   In addition, by accepting the Exchange Offer, the undersigned hereby (i) represents and warrants that, if the undersigned or any Beneficial Owner of the Notes is a broker-dealer, such broker-dealer acquired the Notes for its own account as a result of market-making activities or other trading activities and has not entered into any arrangement or understanding with the Issuer or any "affiliate" of the Issuer (within the meaning of Rule 405 under the Securities
Act) to distribute the Exchange Notes to be received in the Exchange Offer, and
(ii) acknowledges that, by receiving Exchange Notes for its own account in exchange for Notes, where such Notes were acquired as a result of market-making activities or other trading activities, such broker-dealer will deliver a prospectus meeting the requirements of the Securities Act in connection with any resale of such Exchange Notes; however, by so acknowledging and by delivering a prospectus, the undersigned will not be deemed to admit that it is an "underwriter" within the meaning of the Securities Act.

[_] CHECK HERE IF TENDERED SECURITIES ARE BEING DELIVERED HEREWITH.

[_] CHECK HERE IF TENDERED SECURITIES ARE BEING DELIVERED PURSUANT TO A NOTICE
    OF GUARANTEED DELIVERY PREVIOUSLY DELIVERED TO THE EXCHANGE AGENT AND COMPLETE "Use of Guaranteed Delivery" BELOW (Box 4).

[_] CHECK HERE IF TENDERED SECURITIES ARE BEING DELIVERED BY BOOK-ENTRY
    TRANSFER MADE TO THE ACCOUNT MAINTAINED BY THE EXCHANGE AGENT WITH THE BOOK-ENTRY TRANSFER FACILITY AND COMPLETE "Use of Book-Entry Transfer" BELOW (Box 5).

 PLEASE READ THIS ENTIRE LETTER OF TRANSMITTAL CAREFULLY BEFORE COMPLETING THE
                                     BOXES

                                                      BOX 1

                                          DESCRIPTION OF NOTES TENDERED
                                  (Attach additional signed pages, if necessary)
------------------------------------------------------------------------------------------------------------------
                                                                           Aggregate Principal
Name(s) and Address(es) of Registered Note Holder(s), exactly Certificate        Amount        Aggregate Principal
         as name(s) appear(s) on Note Certificate(s)          Number(s) of   Represented by          Amount
                 (Please fill in, if blank)                      Notes*      Certificate(s)        Tendered**
------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------

                                                                 Total

------------------------------------------------------------------------------------------------------------------

    *  Need not be completed by persons tendering by book-entry transfer.

    ** The minimum permitted tender is $1,000 in principal amount of any series of Notes. All other tenders must be in integral multiples of $1,000 of principal amount. Unless otherwise indicated in this column, the principal amount of all Note Certificates identified in this Box 1 or delivered to the Exchange Agent herewith shall be deemed tendered.


                                    BOX 2

                             BENEFICIAL OWNER(S)
             -------------------------------------------------------

                State of Principal          Principal Amount of
                   Residence of          Tendered Securities Held
             Each Beneficial Owner of    for Account of Beneficial
                Tendered Securities                Owner
             -------------------------------------------------------
             -------------------------------------------------------
             -------------------------------------------------------
             -------------------------------------------------------
             -------------------------------------------------------
             -------------------------------------------------------

                                     BOX 3

                         SPECIAL DELIVERY INSTRUCTIONS
                         (See Instructions 5, 6 and 7)

  TO BE COMPLETED ONLY IF EXCHANGE NOTES EXCHANGED FOR NOTES AND UNTENDERED NOTES ARE TO BE SENT TO SOMEONE OTHER THAN THE UNDERSIGNED, OR TO THE UNDERSIGNED AT AN ADDRESS OTHER THAN THAT SHOWN ABOVE.

  Mail Exchange Notes and any untendered Notes to:

  Name(s):

  ______________________________________________________________________________
  (please print)

  Address:

  ______________________________________________________________________________

  ______________________________________________________________________________

  ______________________________________________________________________________
  (include Zip Code)

  Tax Identification or Social Security No.:
  _____________________________________________________

                                     BOX 4

                          USE OF GUARANTEED DELIVERY
                              (See Instruction 2)

  TO BE COMPLETED ONLY IF NOTES ARE BEING TENDERED BY MEANS OF A NOTICE OF GUARANTEED DELIVERY.

  Name(s) of Registered Holder(s):

  ______________________________________________________________________________

  Date of Execution of Notice of Guaranteed Delivery:
  ____________________________________________

  Name of Institution which Guaranteed Delivery:
  ________________________________________________

                                     BOX 5

                          USE OF BOOK-ENTRY TRANSFER
                              (See Instruction 1)

  TO BE COMPLETED ONLY IF DELIVERY OF TENDERED SECURITIES IS TO BE MADE BY BOOK-ENTRY TRANSFER.

  Name of Tendering Institution:
  _________________________________________________________________

  Account Number:
  _________________________________________________________________________

  Transaction Code Number:
  _________________________________________________________________

-----------------------------------------------------------------------------------------------------------------------
                                               BOX 6
                                    TENDERING HOLDER SIGNATURE
                                    (See Instructions 1 and 5)
                             In Addition, Complete Substitute Form W-9
-----------------------------------------------------------------------------------------------------------------------
  X ____________________________________________________          Signature Guarantee
                                                                  (If required by Instruction 5)
  X ____________________________________________________          Authorized Signature
       Signature of Registered Holder(s) or
       Authorized Signatory                                       X ________________________________________
                                                                  Name: ____________________________________
                                                                                (please print)
  Note: The above lines must be signed by the                     Title: ___________________________________
  registered holder(s) of Notes as their name(s)                  Name of Firm: ____________________________
  appear(s) on the Notes or by person(s) authorized to                       Must be an Eligible Institution
  become registered holder(s) (evidence of such                              as defined in Instruction 2
  authorization must be transmitted with this Letter of           Address: _________________________________
  Transmittal). If signature is by a trustee, executor,
  administrator, guardian, attorney-in-fact, officer, or                 ___________________________________
  other person acting in a fiduciary or representative                   ___________________________________
  capacity, such person must set forth his or her full                        (include Zip Code)
  title below. See Instruction 5.
  Name(s): _____________________________________________          Area Code and Telephone Number:

         _______________________________________________                 ___________________________________
  Capacity: ____________________________________________          Dated:   _________________________________

         _______________________________________________

  Street Address: ______________________________________

         _______________________________________________
                       (include Zip Code)
  Area Code and Telephone Number:
         _______________________________________________
  Tax Identification or Social Security Number:
         _______________________________________________
-----------------------------------------------------------------------------------------------------------------------


-------------------------------------------------------------------------------------------------------------------
                                                       BOX 7
                                               BROKER-DEALER STATUS
-------------------------------------------------------------------------------------------------------------------
   [_]  Check here if the Beneficial Owner is a Participating Broker-Dealer who holds Notes acquired as a result of market making or other trading activities. If this box is checked, please send a copy of this
        Letter of Transmittal to Roundy's, Inc., attention Corporate Secretary, facsimile (262) 953-7979.
-------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                    PAYOR'S NAME:  ROUNDY'S, INC.
------------------------------------------------------------------------------------------------------------------------------------
                             Name (if joint names, list first and circle the name of the person or entity whose number you enter in
                             Part 1 below. See instructions if your name has changed.)
                             -------------------------------------------------------------------------------------------------------
                             Address
                             -------------------------------------------------------------------------------------------------------
 SUBSTITUTE                  City, State and ZIP Code
 Form W-9                    -------------------------------------------------------------------------------------------------------
 Department of the Treasury  List account number(s) here (optional)
 Internal Revenue Service    -------------------------------------------------------------------------------------------------------
                             Part 1 -- PLEASE PROVIDE YOUR TAXPAYER                               Social Security Number
                             IDENTIFICATION NUMBER ("TIN") IN THE BOX AT RIGHT                            or TIN
                             AND CERTIFY BY SIGNING AND DATING BELOW
                             -------------------------------------------------------------------------------------------------------
                             Part 2 -- Check the box if you are NOT subject to backup withholding under the provisions of section
                             3406(a)(1)(C) of the Internal Revenue Code because (1) you have not been notified that you are subject to backup withholding as a result of failure to report all interest or dividends or (2) the Internal
                             Revenue Service has notified you that you are no longer subject to backup Withholding.
                                                                                         [_]
-                            -------------------------------------------------------------------------------------------------------
                             CERTIFICATION -- UNDER THE PENALTIES OF PERJURY, I                   Part 3 -- Awaiting TIN
                             CERTIFY THAT THE INFORMATION PROVIDED ON THIS                                 [_]
                             FORM IS TRUE, CORRECT AND COMPLETE.
                             SIGNATURE ________________________________________
                             DATE:       ______________________________________
------------------------------------------------------------------------------------------------------------------------------------

Note:  FAILURE TO COMPLETE AND RETURN THIS FORM MAY RESULT IN BACKUP
      WITHHOLDING OF 30% OF ANY PAYMENTS MADE TO YOU PURSUANT TO THE EXCHANGE OFFER. PLEASE REVIEW THE ENCLOSED GUIDELINES FOR CERTIFICATION OF
     TAXPAYER  IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9 FOR ADDITIONAL
      DETAILS.

                                ROUNDY'S, INC.

                     INSTRUCTIONS TO LETTER OF TRANSMITTAL

                   FORMING PART OF THE TERMS AND CONDITIONS
                             OF THE EXCHANGE OFFER

   1. Delivery of this Letter of Transmittal and Notes. A properly completed and duly executed copy of this Letter of Transmittal, including Substitute Form W-9, and any other documents required by this Letter of Transmittal must be received by the Exchange Agent at its address set forth herein, and either certificates for Tendered Securities must be received by the Exchange Agent at its address set forth herein or such Tendered Securities must be transferred pursuant to the procedures for book-entry transfer described in the Prospectus under the caption "Exchange Offer--Procedures for Tendering" (and a confirmation of such transfer received by the Exchange Agent), in each case prior to 5:00 p.m., New York City time, on the Expiration Date. The method of delivery of certificates for Tendered Securities, this Letter of Transmittal and all other required documents to the Exchange Agent is at the election and risk of the tendering holder and the delivery will be deemed made only when actually received by the Exchange Agent. If delivery is by mail, registered mail with return receipt requested, properly insured, is recommended. Instead of delivery by mail, it is recommended that the Holder use an overnight or hand delivery service. In all cases, sufficient time should be allowed to assure timely delivery. No Letter of Transmittal or Notes should be sent to the Issuer. Neither the Issuer nor the registrar is under any obligation to notify any tendering holder of the Issuer's acceptance of Tendered Securities prior to the closing of the Exchange Offer.

   2. Guaranteed Delivery Procedures. Holders who wish to tender their Notes but whose Notes are not immediately available, and who cannot deliver their Notes, this Letter of Transmittal or any other documents required hereby to the Exchange Agent prior to the Expiration Date must tender their Notes according to the guaranteed delivery procedures set forth below, including completion of Box 4. Pursuant to such procedures: (i) such tender must be made by or through a firm which is a member of a recognized Medallion Program approved by the Securities Transfer Association Inc. (an "Eligible Institution") and the Notice of Guaranteed Delivery must be signed by the holder; (ii) prior to the Expiration Date, the Exchange Agent must have received from the holder and the Eligible Institution a properly completed and duly executed Notice of Guaranteed Delivery (by mail, hand delivery or facsimile transmission) setting forth the name and address of the holder, the certificate number(s) of the Tendered Securities and the principal amount of Tendered Securities, stating that the tender is being made thereby and guaranteeing that, within three New York Stock Exchange trading days after the Expiration Date, this Letter of Transmittal together with the certificate(s) representing the Notes or a confirmation of book-entry transfer of the Notes into the Exchange Agent's account at the Depositary Trust Company (the "DTC") and any other required documents will be deposited by the Eligible Institution with the Exchange Agent; and (iii) such properly completed and executed Letter of Transmittal or facsimile of the Letter of Transmittal, as well as all other documents required by this Letter of Transmittal and the certificate(s) representing all Tendered Securities in proper form for transfer or a confirmation of book-entry transfer of the Notes into the Exchange Agent's account at the DTC, must be received by the Exchange Agent within three New York Stock Exchange trading days after the Expiration Date. Any holder who wishes to tender Notes pursuant to the guaranteed delivery procedures described above must ensure that the Exchange Agent receives the Notice of Guaranteed Delivery relating to such Notes prior to 5:00 p.m., New York City time, on the Expiration Date. Failure to complete the guaranteed delivery procedures outlined above will not, of itself, affect the validity or effect a revocation of any Letter of Transmittal form properly completed and executed by an Eligible Holder who attempted to use the guaranteed delivery process.

   3. Beneficial Owner Instructions to Registered Holders. Only a holder in whose name Tendered Securities are registered on the books of the registrar (or the legal representative or attorney-in-fact of such registered holder) may execute and deliver this Letter of Transmittal. Any Beneficial Owner of Tendered Securities who is not the registered holder must arrange promptly with the registered holder to execute and deliver this Letter of Transmittal on his or her behalf through the execution and delivery to the registered holder of the Instructions to Registered Holder and/or Book-Entry Transfer Facility Participant from Beneficial Owner form accompanying this Letter of Transmittal.

   4. Partial Tenders. Tenders of Notes will be accepted only in integral multiples of $1,000 in principal amount. If less than the entire principal amount of Notes held by the holder is tendered, the tendering holder should fill in the principal amount tendered in the column labeled "Aggregate Principal Amount Tendered" of the box entitled "Description of Notes Tendered" (Box 1) above. The entire principal amount of Notes delivered to the Exchange Agent will be deemed to have been tendered unless otherwise indicated. If the entire principal amount of all Notes held by the holder is not tendered, then Notes for the principal amount of Notes not tendered and Exchange Notes issued in exchange for any Notes tendered and accepted will be sent to the Holder at his or her registered address, unless a different address is provided in the appropriate box on this Letter of Transmittal, as soon as practicable following the Expiration Date.

   5. Signatures on the Letter of Transmittal; Bond Powers and Endorsements; Guarantee of Signatures. If this Letter of Transmittal is signed by the registered holder(s) of the Tendered Securities, the signature must correspond with the name(s) as written on the face of the Tendered Securities without alteration, enlargement or any change whatsoever.

   If any of the Tendered Securities are owned of record by two or more joint owners, all such owners must sign this Letter of Transmittal. If any Tendered Securities are held in different names, it will be necessary to complete, sign and submit as many separate copies of the Letter of Transmittal as there are different names in which Tendered Securities are held.

   If this Letter of Transmittal is signed by the registered holder(s) of Tendered Securities, and Exchange Notes issued in exchange therefor are to be issued (and any untendered principal amount of Notes is to be reissued) in the name of the registered holder(s), then such registered holder(s) need not and should not endorse any Tendered Securities, nor provide a separate bond power. In any other case, such registered holder(s) must either properly endorse the Tendered Securities or transmit a properly completed separate bond power with this Letter of Transmittal, with the signature(s) on the endorsement or bond power guaranteed by an Eligible Institution.

   If this Letter of Transmittal is signed by a person other than the registered holder(s) of any Tendered Securities, such Tendered Securities must be endorsed or accompanied by appropriate bond powers, in each case, signed as the name(s) of the registered holder(s) appear(s) on the Tendered Securities, with the signature(s) on the endorsement or bond power guaranteed by an Eligible Institution.

   If this Letter of Transmittal or any Tendered Securities or bond powers are signed by trustees, executors, administrators, guardians, attorneys-in-fact, officers of corporations, or others acting in a fiduciary or representative capacity, such persons should so indicate when signing and, unless waived by the Issuer, evidence satisfactory to the Issuer of their authority to so act must be submitted with this Letter of Transmittal.

   Endorsements on Tendered Securities or signatures on bond powers required by this Instruction 5 must be guaranteed by an Eligible Institution.

   Signatures on this Letter of Transmittal must be guaranteed by an Eligible Institution unless the Tendered Securities are tendered (i) by a registered holder who has not completed the box set forth herein entitled "Special Delivery Instructions" (Box 3) or (ii) by an Eligible Institution.

   6. Special Delivery Instructions. Tendering holders should indicate, in the applicable box (Box 3), the name and address to which the Exchange Notes and/or substitute Notes for principal amounts not tendered or not accepted for exchange are to be sent, if different from the name and address of the person signing this Letter of Transmittal. In the case of issuance in a different name, the taxpayer identification or social security number of the person named must also be indicated.

   7. Transfer Taxes. The Issuer will pay all transfer taxes, if any, applicable to the exchange of Notes pursuant to the Exchange Offer. If, however, a transfer tax is imposed for any reason other than the transfer and exchange of Notes pursuant to the Exchange Offer, then the amount of any such transfer taxes (whether imposed on the registered holder or on any other person) will be payable by the tendering holder. If satisfactory evidence of payment of such taxes or exemption therefrom is not submitted with this Letter of Transmittal, the amount of such transfer taxes will be billed directly to such tendering holder.

   Except as provided in this Instruction 7, it will not be necessary for transfer tax stamps to be affixed to the Tendered Securities listed in this Letter of Transmittal.

   8. Tax Identification Number. Federal income tax law requires that the holder(s) of any Tendered Securities which are accepted for exchange must provide the Issuer (as payor) with its correct taxpayer identification number ("TIN"), which, in the case of a holder who is an individual, is his or her social security number. If the Issuer is not provided with the correct TIN, the Holder may be subject to backup withholding and a $50 penalty imposed by the Internal Revenue Service. (If withholding results in an over-payment of taxes, a refund may be obtained.) Certain holders (including, among others, all corporations and certain foreign individuals) are not subject to these backup withholding and reporting requirements. See the enclosed "Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9" for additional instructions.

   To prevent backup withholding, each holder of Tendered Securities must provide such holder's correct TIN by completing the Substitute Form W-9 set forth herein, certifying that the TIN provided is correct (or that such holder is awaiting a TIN), and that (i) the holder has not been notified by the Internal Revenue Service that such holder is subject to backup withholding as a result of failure to report all interest or dividends or (ii) the Internal Revenue Service has notified the holder that such holder is no longer subject to backup withholding. If the Tendered Securities are registered in more than one name or are not in the name of the actual owner, consult the "Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9" for information on which TIN to report.

   The Issuer reserves the right in its sole discretion to take whatever steps are necessary to comply with the Issuer's obligation regarding backup withholding.

   9. Validity of Tenders. All questions as to the validity, form, eligibility (including time of receipt), acceptance and withdrawal of Tendered Securities will be determined by the Issuer in its sole discretion, which determination will be final and binding. The Issuer reserves the right to reject any and all Notes not validly tendered or any Notes the Issuer's acceptance of which would, in the opinion of the Issuer or its counsel, be unlawful. The Issuer also reserves the right to waive any conditions of the Exchange Offer or defects or irregularities in tenders of Notes as to any ineligibility of any holder who seeks to tender Notes in the Exchange Offer. The interpretation of the terms and conditions of the Exchange Offer (including this Letter of Transmittal and the instructions hereto) by the Issuer shall be final and binding on all parties. Unless waived, any defects or irregularities in connection with tenders of Notes must be cured within such time as the Issuer shall determine. Neither the Issuer, the Exchange Agent nor any other person shall be under any duty to give notification of defects or irregularities with respect to tenders of Notes, nor shall any of them incur any liability for failure to give such notification. Tenders of Notes will not be deemed to have been made until such defects or irregularities have been cured or waived. Any Notes received by the Exchange Agent that are not properly tendered and as to which the defects or irregularities have not been cured or waived will be returned by the Exchange Agent to the tendering holders, unless otherwise provided in this Letter of Transmittal, as soon as practicable following the Expiration Date.

   10. Waiver of Conditions. The Issuer reserves the absolute right to amend, waive or modify any of the conditions in the Exchange Offer in the case of any Tendered Securities.

   11. No Conditional Tender. No alternative, conditional, irregular, or contingent tender of Notes or transmittal of this Letter of Transmittal will be accepted.

   12. Mutilated, Lost, Stolen or Destroyed Notes. Any tendering Holder whose Notes have been mutilated, lost, stolen or destroyed should contact the Exchange Agent at the address indicated herein for further instructions.

   13. Requests for Assistance or Additional Copies. Questions and requests for assistance and requests for additional copies of the Prospectus or this Letter of Transmittal may be directed to the Exchange Agent at the address indicated herein. Holders may also contact their broker, dealer, commercial bank, trust company or other nominee for assistance concerning the Exchange Offer.

   14. Acceptance of Tendered Securities and Issuance of Exchange Notes; Return of Notes. Subject to the terms and conditions of the Exchange Offer, the Issuer will accept for exchange all validly tendered Notes as soon as practicable after the Expiration Date and will issue Exchange Notes therefor as soon as practicable thereafter. For purposes of the Exchange Offer, the Issuer shall be deemed to have accepted tendered Notes when, as and if the Issuer has given written or oral notice (immediately followed in writing) thereof to the Exchange Agent. If any Tendered Securities are not exchanged pursuant to the Exchange Offer for any reason, such unexchanged Notes will be returned, without expense, to the undersigned at the address shown in Box 1 or at a different address as may be indicated herein under "Special Delivery Instructions" (Box
3).

   15. Withdrawal. Tenders may be withdrawn only pursuant to the procedures set forth in the Prospectus under the caption "The Exchange Offer--Withdrawal of Tenders."